EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
Pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Insulet Corporation, a Delaware corporation (the “Company”), does hereby certify with respect to the Annual Report of the Company on Form 10-K for the fiscal year ended December 31, 2019, as filed with the Securities and Exchange Commission (the “Report”) that, to their knowledge:
(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Shacey Petrovic
Shacey Petrovic
Chief Executive Officer

Date:	February 25, 2020

/s/ Wayde McMillan
Wayde McMillan
Chief Financial Officer

Date:	February 25, 2020